As filed with the U.S. Securities and Exchange Commission on May 15, 1998

                                             Securities Act File No. 2-34371
                                    Investment Company Act File No. 811-1884


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                               _______________

                                   FORM N-1A
            Registration Statement Under The Securities Act of 1933       _
                         Pre-Effective Amendment No. ___                  _
                         Post-Effective Amendment No. 46                  X
                                     and/or
        Registration Statement Under The Investment Company Act of 1940   X
                               Amendment No. 25
                       (Check appropriate box or boxes)
                                _______________


                                   ENDOWMENTS

(which by this Amendment is adopting and succeeding to the Registration Statement under the Investment Company Act of 1940 of Endowments, Inc.
(File No. 811-1884) and adopting and succeeding to the registration under the Securities Act of 1933 of Bond Portfolio for Endowments, Inc. (File No. 2-41200) and Endowments, Inc. (File No. 2-34371) for all purposes, including for purposes of calculating registration fees under Rule 24f-2 under the Investment Company Act of 1940)
               (Exact Name of Registrant as Specified in Charter)

                    P.O. Box 7650, One Market, Steuart Tower
                        San Francisco, California 94120
             (Address of Principal Executive Offices)  (Zip Code)
              Registrant's Telephone Number, including area code:
                                (415) 421-9360

                         Patrick F. Quan, Secretary
                                 Endowments
                    P.O. Box 7650, One Market, Steuart Tower
                       San Francisco, California 94120
                    (Name and Address of Agent for Service)


                                   Copies to:

  Robert E. Carlson, Esq.                         Robert W. Helm, Esq.
  Paul, Hastings, Janofsky & Walker LLP           Dechert Price & Rhoads
  555 South Flower Street                         1775 Eye Street, N.W.
  Los Angeles, California 90071                   Washington, DC  20026-2401

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective on August 1, 1998 pursuant to paragraph (a) of Rule 485.



                               CROSS-REFERENCE SHEET
                                REQUIRED BY RULE 495
                            UNDER THE SECURITIES ACT OF 1933


                                     PART A
                       Information Required in Prospectus

Item Number      Heading

1                Cover Page
2                Expenses
3                Financial Highlights
4                Organization and Management of
                 Endowments; Investment
                 Policies and Risks
5                Multiple Portfolio Counselor System;
                 Organization and Management of
                 Endowments; The Investment Adviser;
                 Portfolio Transactions; Transfer Agent
5A               Investment Results

6                Shareholder Services; Share Price
                 Dividends, Distributions and  Taxes
7                Share Price
8                Selling Shares
9                Not Applicable


                                     PART B
          Information Required in Statement of Additional Information

Item Number      Heading

10               Cover Page
11               Table of Contents
12               About Endowments
13               Description of Certain Securities;
                 Fundamental Policies and Investment
                 Restrictions
14               Management of the Trust
15               Not Applicable
16               Management of the Trust
17               Execution of Portfolio Transactions
18               General Information
19               Purchase of Shares; Redemption of Shares
20               Dividends, Distributions and Federal Taxes
21               Not Applicable
22               Investment Results
23               Financial Statements


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.


                                  ENDOWMENTS

                                  Prospectus


                                 __________, 1998


                                  ENDOWMENTS
                                  ONE MARKET
                          STEUART TOWER, SUITE 1800
                                 P.O. BOX 7650
                           SAN FRANCISCO, CA 94120
                                  415/421-9360

 Endowments (the "Trust") is an open-end management investment company which offers two diversified investment portfolios, the Growth and Income Portfolio and the Bond Portfolio (collectively, the "Funds"). The Trust is a Delaware business trust and is registered with the SEC as an open-end management investment company. The public offering price of the Funds' shares is equal to their net asset value. The share price of each Fund is expected to fluctuate and the price paid may be higher or lower than the price at a time when an investor wishes to redeem shares of the Funds. Capital Research and Management Company serves as investment adviser to the Funds and also provides administrative services to the Funds (the "Investment Adviser" or "CRMC").

 The primary investment objective of the Growth and Income Portfolio is long-term growth of principal with income and preservation of capital as secondary objectives. The Growth and Income Portfolio strives to accomplish these objectives by investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

 The primary investment objective of the Bond Portfolio is to seek as high a level of current income as is consistent with the preservation of capital. The fund strives to accomplish this objective by investing primarily in quality-oriented bonds and debentures, as described further in this prospectus.

 Shares of the Funds are available to (i) any entity exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) Organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) Organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) Organization. An investment in the Funds involve a certain amount of risk and may not be suitable for all investors.
See "INVESTMENT POLICIES AND RISKS."

 This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") about the Trust, dated __________, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available free upon request by calling the Trust at the telephone number shown above.

YOU MAY LOSE MONEY BY INVESTING IN EITHER FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND(S) IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS


EXPENSES                                                        3
FINANCIAL HIGHLIGHTS                                            4
INVESTMENT POLICIES AND RISKS                                   6
MULTIPLE PORTFOLIO COUNSELOR SYSTEM                             11
INVESTMENT RESULTS                                              13
DIVIDENDS, DISTRIBUTIONS AND TAXES                              16
ORGANIZATION AND MANAGEMENT OF ENDOWMENTS                       16
THE INVESTMENT ADVISER                                          17
PORTFOLIO TRANSACTIONS                                          17
TRANSFER AGENT                                                  18
SHAREHOLDER SERVICES                                            18
SHARE PRICE                                                     19
SELLING SHARES                                                  20


                                    EXPENSES

 The effect of the expenses described below is reflected in the Funds' share prices or returns.

 Shareholders pay no shareholder transaction expenses when buying or selling shares of either fund. Fund operating expenses are paid out of each Fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

 The Funds have no sales charges on purchases or reinvested dividends, deferred sales charges, redemption fees or exchange fees.

FUND OPERATING EXPENSES
(as a percentage of average net assets after fee waiver)
________________________________________

                           GROWTH AND         BOND PORTFOLIO
                           INCOME
                           PORTFOLIO

Management fees            0.50%              0.40%

12b-1 expenses             none               none

Other expenses             0.24%              0.35%

Total fund operating       0.74%              0.75% /l/
expenses


/l/ The Investment Adviser has been voluntarily waiving fees to the extent necessary to ensure that each Fund's expenses do not exceed 0.75% of average net assets per annum. Without such a waiver, fees for the Bond Portfolio (as a percentage of average net assets) would have been 0.85%.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
_______________________________

                                   1 YEAR     3 YEARS      5 YEARS       10 YEARS

Growth and Income Portfolio        $ 8        $24          $41           $92

Bond Portfolio                     $ 8        $24`         $42           $93


THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.

                             FINANCIAL HIGHLIGHTS

 The following information for the seven years ended July 31, 1997 has been audited by Deloitte & Touche LLP, independent auditors, and for the three years ended July 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

GROWTH AND INCOME PORTFOLIO

SELECTED PER-SHARE DATA*

                              YEARS ENDED JULY 31

                   1997       1996       1995       1994       1993       1992       1991       1990       1989      1988

Net asset          $18.61     $18.06     $17.18     $18.43     $18.26     $17.89     $16.91     $18.22     $16.71    $19.70
value,
beginning of
year

INCOME FROM        .56        .58        .63        .65        .66        .78        .78        .89        .98       .82
INVESTMENT
OPERATIONS:
Net investment
income

Net realized       6.04       1.73       2.21       (.16)      1.05       1.74       1.60       (.16)      2.52      (1.16)
and unrealized
gain (loss) on
investments

Total income       6.60       2.31       2.84       .49        1.71       2.52       2.38       .73        3.50      (.34)
from
investment
operations

LESS               (.55)      (.61)      (.61)      (.66)      (.69)      (.73)      (.87)      (1.01)     (.89)     (.85)
DISTRIBUTIONS:
Dividends from
net investment
income

Distributions      (2.00)     (1.15)     (1.35)     (1.08)     (.85)      (1.42)     (.53)      (1.03)     (1.10)    (1.80)
from net
realized gains

Total              (2.55)     (1.76)     (1.96)     (1.74)     (1.54)     (2.15)     (1.40)     (2.04)     (1.99)    (2.65)
distributions

Net asset          $22.66     $18.61     $18.06     $17.18     $18.43     $18.26     $17.89     $16.91     $18.22    $16.71
value, end of
year

Total return       38.40%     13.22%     18.57%     2.77%      10.05%     15.74%     15.03%     4.13%      23.22%    (2.31)%

RATIOS/            $48        $59        $57        $53        $72        $58        $46        $39        $43       $36
SUPPLEMENTAL
DATA:Net
assets, end of
year (in
millions)

Ratio of           .74%       .82%       .73%       .73%       .64%       .70%       .69%       .68%       .69%      .63%
expenses to
average net
assets

Ratio of net       2.73%      3.12%      3.70%      3.78%      3.72%      4.37%      4.63%      5.08%      5.76%     4.86%
incometo
average net
assets

Average            5.00c      5.87c      5.94c      6.27c      7.03c      7.14c      7.17c      7.83c      7.43c     7.20c
commission
paid per share
/l/

Portfolio          50.69%     38.73%     24.04%     25.58%     29.70%     20.35%     34.43%     20.75%     19.70%    33.48%
turnover rate


* All per share data reflects the 100-for-1 stock split for the Growth and Income Portfolio effected on February 16, 1988.

/1/ Brokerage commissions paid on portfolio transactions increases the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded.



                                    BOND PORTFOLIO
SELECTED PER-SHARE DATA*

                   1997       1996       1995       1994       1993      1992       1991       1990       1989      1988

Net asset          $16.63     $16.82     $16.86     $19.66     $19.44    $17.76     $17.50     $17.83     $17.10    $17.62
value,
beginning of
year

INCOME FROM        1.21       1.22       1.26       1.32       1.49      1.47       1.49       1.61       1.60      1.51
INVESTMENT
OPERATIONS:
Net investment
income

Net realized       .52        (.19)      .01        (1.51)     .64       1.70       .28        (.46)      .61       (.09)
and unrealized
gain (loss) on
investments

Total income       1.73       1.03       1.27       (.19)      2.13      3.17       1.77       1.15       2.21      1.42
from
investment
operations

LESS               (1.19)     (1.22)     (1.24)     (1.35)     (1.48)    (1.49)     (1.51)     (1.48)     (1.48)    (1.40)
DISTRIBUTIONS:
Dividends from
net investment
income

Distributions        ---      ---        (.07)      (1.26)     (.43)     ---        ---        ---        ---       (.54)
from net
realized gains

Total              (1.19)     (1.22)     (1.31)     (2.61)     (1.91)    (1.49)     (1.51)     (1.48)     (1.48)    (1.94)
distributions

Net asset          $17.17     $16.63     $16.82     $16.86     $19.66    $19.44     $17.76     $17.50     $17.83    $17.10
value, end of
year

Total return       10.83%     6.25%      7.97%      (1.44)%    11.74%    18.69%     10.78%     6.86%      13.68%    8.62%

RATIOS/            $33        $41        $44        $46        $67       $65        $46        $39        $40       $33
SUPPLEMENTAL
DATA: Net
assets, end of
year (in
millions)

Ratio of           .75%       .75%       .76%       .77%       .65%      .68%       .68%       .69%       .70%      .64%
expenses to
average net
assets

Ratio of net       7.04%      7.17%      7.52%      6.99%      7.69%     8.04%      8.76%      9.25%      9.28%     8.69%
incometo
average net
assets

Portfolio          22.18%     54.43%     69.22%     82.12%     35.97%    63.30%     54.86%     42.90%     64.21%    128.52%
turnover rate


* All per share data reflects the 100-for-1 stock split for the Bond Portfolio effected on February 16, 1988.
/1/ Had CRMC not waived management service fees, the fund's ratio would have been 0.85% and 0.80% for the fiscal years ended 1997 and 1996, respectively.


                         INVESTMENT POLICIES AND RISKS

INVESTMENT POLICIES

GROWTH AND INCOME PORTFOLIO

 The Growth and Income Portfolio's primary investment objective is long-term growth of principal with income and preservation of capital as secondary objectives. The Growth and Income Portfolio will normally invest in common stocks or securities convertible into common stock. Emphasis will be given to stocks of companies which have favorable prospects for long-term growth of both capital and income. The Growth and Income Portfolio may also purchase preferred stocks and straight corporate debt securities (rated at the time of purchase in the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or not rated but determined to be of equivalent quality by the Investment Adviser). In addition, cash and cash equivalents and U.S. government securities may also be held. The Growth and Income Portfolio may from time to time invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Growth and Income Portfolio may also engage in certain transactions involving financial futures and options and similar instruments. The Growth and Income Portfolio will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

BOND PORTFOLIO

 The primary investment objective of the Bond Portfolio is to seek as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the Bond Portfolio's objective of current income. The Bond Portfolio invests primarily in fixed-income securities. All fixed-income securities purchased by the Fund must be "investment grade" at the time of purchase which means securities rated in the top four ratings categories by S & P or Moody's or unrated but determined to be of equivalent quality by the Investment Adviser. A majority of the Bond Portfolio's assets will be invested in fixed-income securities rated in the three highest categories (those rated A or above) by Moody's or S&P or that are determined to be of equivalent quality. In addition, the Bond Portfolio may invest in securities rated BBB by S&P or Baa by Moody's, at the time of purchase, or in unrated securities of equivalent quality. Securities rated BBB or Baa may have speculative characteristics and changes in economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rated securities. The Bond Portfolio has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or in unrated securities of equivalent quality. Normally, at least 65% of the Bond Portfolio's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) The Bond Portfolio may also invest up to 10% of its assets in obligations of corporations or government entities outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the Bond Portfolio will be liquid, U.S. dollar-denominated and meet the quality standards set forth above. The Bond Portfolio may also engage in certain transactions involving financial futures and options and similar instruments.

 The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the Bond Portfolio's assets measured at the time of purchase. The Bond Portfolio will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the Bond Portfolio's objective of current income. In addition, the Bond Portfolio may hold cash or cash equivalents.

 As the majority of the Funds' shareholders are non-profit institutions, investments will be made consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions.

 Limits on the Funds' investment policies are determined at the time of purchase and are based on the Funds' net assets, unless otherwise stated.


MORE INFORMATION ON THE FUNDS' INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

 The Funds' fundamental investment restrictions (described in the statement of additional information) and its primary investment objectives may not be changed without shareholder approval.

ACHIEVEMENT OF THE FUNDS' INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.


SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

 The Growth and Income Portfolio will ordinarily invest in equity securities, which represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Growth and Income Portfolio's results will be related to the overall market for these securities.

DEBT SECURITIES

 Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

 The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

 The Growth and Income Portfolio may invest in debt securities rated A or better by Moody's or S&P. The Bond Portfolio may invest in debt securities rated Baa or BBB or better by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by the Investment Adviser. Securities rated Baa or BBB are considered "investment grade" but also may have speculative characteristics.

 The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

 OTHER SECURITIES

 The Funds may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

 Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

 Securities guaranteed by the U.S. Government include (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. The Bond Portfolio may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments are indexed to the rate of inflation.

RESTRICTED AND ILLIQUID SECURITIES

 Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Trust's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The Funds may incur certain additional costs in disposing of securities that are illiquid.

INVESTING IN VARIOUS COUNTRIES

 Investing outside the United States involves special risks caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

 Additional costs could be incurred in connection with the Funds' investment activities outside the United States. The Growth and Income Portfolio can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the United States, and the Growth and Income Portfolio may bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs for either Fund may be associated with the maintenance of assets in certain jurisdictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 The Funds may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicated and the Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund's custodian of assets determined to be liquid in accordance with procedures adopted by the Trustees of the Trust, and which are marked to market daily.

APPLIES TO THE BOND PORTFOLIO:

PASS-THROUGH SECURITIES

 The Bond Portfolio may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below. "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

 Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

 "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

 "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

FORWARD COMMITMENTS

 The Bond Portfolio may enter into commitments to purchase or sell securities at a future date. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement.

 When the Bond Portfolio agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Bond Portfolio could miss a favorable price or yield opportunity, or could experience a loss. In addition, the Bond Portfolio may also enter into reverse repurchase agreements, which are the sale of a security by the Bond Portfolio and its agreement to repurchase the security at a specified time and price at a later date.

 The Bond Portfolio may also enter into "dollar roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Bond Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

MATURITY

 There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the Funds normally will be invested substantially in securities with maturities in excess of three years.

REPURCHASE AGREEMENTS

 The Funds may enter into repurchase agreements, under which a Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Investment Adviser. The Funds only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the Fund may be delayed or limited.

                      MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 The basic investment philosophy of CRMC is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system a fund's portfolio is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by CRMC's investment committee). In addition, CRMC's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the Growth and Income Portfolio and the Bond Portfolio are listed below.

GROWTH AND INCOME PORTFOLIO

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT
                                                                           PROFESSIONAL
                                                                           (APPROXIMATE)

PORTFOLIO            PRIMARY TITLE(S)     YEARS OF EXPERIENCE AS           WITH CAPITAL            TOTAL
COUNSELORS FOR                            PORTFOLIO COUNSELOR (AND         RESEARCH                YEARS
GROWTH AND                                RESEARCH PROFESSIONAL, IF        AND MANAGEMENT
INCOME                                    APPLICABLE) FOR GROWTH AND       COMPANY
PORTFOLIO                                 INCOME PORTFOLIO                 OR ITS AFFILIATES
                                          (APPROXIMATE)

Robert G.            Senior Vice          7 years (in addition to 18       22 years                25 years
O'Donnell            President.           years as a research
                     Senior Vice          professional prior to
                     President and        becoming a portfolio
                     Director,            counselor for the fund).
                     Capital
                     Research and
                     Management
                     Company

Claudia P.           Vice President       2 years (in addition to 20       20 years                22 years
Huntington           (Growth and          years as a research
                     Income               professional prior to
                     Portfolio). Vice     becoming a portfolio
                     President,           counselor for the fund).
                     Capital Research
                     and Management
                     Company


 BOND PORTFOLIO

                                                                           YEARS OF EXPERIENCE AS
                                                                           INVESTMENT
                                                                           PROFESSIONAL
                                                                           (APPROXIMATE)

PORTFOLIO            PRIMARY TITLE(S)     YEARS OF EXPERIENCE AS           WITH CAPITAL            TOTAL
COUNSELORS FOR                            PORTFOLIO COUNSELOR FOR          RESEARCH AND            YEARS
BOND                                      BOND PORTFOLIO                   MANAGEMENT
PORTFOLIO                                 (APPROXIMATE)                    COMPANY
                                                                           OR ITS
                                                                           AFFILIATES

Abner D.             Senior Vice          22 years                         30 years                45
Goldstine            President.                                                                    years
                     Senior Vice
                     President
                     and Director,
                     Capital
                     Research and
                     Management
                     Company

John H. Smet         Vice President       9 years                          14 years                15
                     (Bond                                                                         years
                     Portfolio). Vice
                     President,
                     Capital
                     Research and
                     Management
                     Company


CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUNDS' INVESTMENT ADVISER SINCE JULY 26, 1975.

                               INVESTMENT RESULTS

The Funds may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis.

 TOTAL RETURN is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

 YIELD is computed by dividing the net investment income per share earned by the Fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the SEC. A yield calculated using this formula may be different than the income actually paid to shareholders.

 DISTRIBUTION RATE reflects dividends that were paid by the Fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.


GROWTH AND INCOME PORTFOLIO

INVESTMENT RESULTS
(FOR PERIODS ENDED JUNE 30, 1997)


Average Annual Total Returns:                  The fund at      S&P 500/2/
                                               net asset
                                               value/1/

One year                                       26.75%           34.63%

Five years                                     15.44%           19.74%

Ten years                                      12.83%           14.62%

Lifetime/3/                                    15.03%           15.42%


Yield/1/: 2.43%
Distribution Rate: 2.36%

BOND PORTFOLIO
INVESTMENT RESULTS
(FOR PERIODS ENDED JUNE 30, 1997)


Average Annual Total Returns:                  The fund at      Lehman Aggregate
                                               net asset        Bond Index/4/
                                               value /1/
One year                                       8.64%            8.15%

Five years                                     7.18%            7.12%

Ten years                                      8.95%            8.82%

Lifetime/3/                                    9.77%            9.74%


Yield/1/: 6.55%
Distribution Rate: 7.06%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/ For the period beginning July 26, 1975 (when Capital Research and Management Company became the Funds' investment adviser).

/4/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/5/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indices are based on July 31, 1975 index value.

The following presents the Funds' annual total returns. This information is being supplied on a calendar year basis for comparative purposes.

GROWTH AND INCOME PORTFOLIO

1987             3.38%
1988            13.37
1989            25.4
1990             0.42
1991            22.57
1992             9.56
1993             9.56
1994             1.54
1995            28.31
1996            17.43

BOND PORTFOLIO

1987             0.65%
1988             9.18
1989            12.56
1990             6.04
1991            20.32
1992             9.4
1993            12.23
1994            (4.31)
1995            15.99
1996             3.98

Past results are not an indication of future results and, for Bond Portfolio, reflect a fee waiver.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

 The Funds usually pay dividends, which may fluctuate, in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net value per share is reduced by the amount of the payment.

 If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

 In any fiscal year in which the Trust qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Trust itself (and hence the Funds) is relieved of federal income tax.

 Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes.

 This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the SAI and consult your tax adviser for further information.


                   ORGANIZATION AND MANAGEMENT OF ENDOWMENTS

TRUST ORGANIZATION AND VOTING RIGHTS

 Each Fund is a separate series of a Delaware business trust which is a registered open-end, diversified management investment company. The Trust was organized on May 14, 1998. All Fund operations are supervised by the Trust's Board of Trustees who meet periodically and perform duties required by applicable state and federal laws. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either Fund, that Fund will hold a meeting at which any member of the board could be removed by a majority vote. Shareholders of the Trust must be (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) Organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) Organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) Organization. The Trust may change this policy at any time without the approval of the Trust's shareholders.

 As of ______, 1998, the following shareholders owned 5% or more of the Funds' outstanding stock:

Growth and Income Portfolio - California Institute of the Arts (24700 McBean Parkway, Valencia, California 91355) (_____ shares, ____%); Citizens' Scholarship Foundation of America (1505 Riverview Road, P.O. Box 297, St. Peter, Minnesota 56082) (_____ shares, ____%); DeKalb County Community Foundation (2225 Gateway Drive, Sycamore, Illinois 60178) (____ shares, ___%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, Illinois 60611) (____ shares, ___%); and Loyola Marymount University (7900 Loyola Boulevard, Los Angeles, California 90045) (______ shares, _____%).

Bond Portfolio - California Institute for the Arts (24700 McBean Parkway, Valencia, California 91355) (_____ shares, ____%); Citizens' Scholarship of America (1505 Riverview Road, P.O. Box 297, St. Peter, Minnesota 56082) (____ shares, ____%); Hudson Institute 5395 Emerson Way, P.O. Box 26919, Indianapolis, Indiana 46226) (_____ shares, ____%); and Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, Illinois 60611) (_____ shares, _____%). As California Institute of the Arts owns in excess of ____% of the voting shares of the Fund, it is, pursuant to the 1940 Act, presumed to be a controlling person of the Fund.


 Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, California 94120 or by calling 415/421-9360.

                             THE INVESTMENT ADVISER

 Capital Research and Management Company, a large and experienced investment management organization founded in 1931, has been the Funds' investment adviser since July 25, 1975 and is the investment adviser to other funds, including those in The American Funds Group. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc. and is headquartered at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolio and business affairs of the Funds. The management fee paid by the Funds to the Investment Adviser may not exceed 0.50% of each Fund's average net assets annually and declines at certain asset levels. The total management fees paid by each Fund, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Expenses."

 The Investment Adviser and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the Funds' code of ethics.

                            PORTFOLIO TRANSACTIONS

 Orders for the Funds' portfolio securities transactions are placed by the Investment Adviser, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

 Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research, statistical, and other related services for the benefit of the Funds and/or other funds served by the Investment Adviser.

                                 TRANSFER AGENT

 American Funds Service Company serves as the transfer agent for the Funds and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the Funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

                              SHAREHOLDER SERVICES

 The Funds offer you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

PURCHASING SHARES

 Shares of the Funds may be purchased directly from the Funds only by (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) Organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) Organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) Organization. The minimum initial purchase is $50,000 for either Fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the Board of Trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described in the beginning of this paragraph must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

 The purchase of shares may be paid in cash or in a like value of acceptable securities, said securities to be valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares--Price of Shares." Acceptable securities shall be those securities deemed acceptable by CRMC; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

Automatic Reinvestment

 Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

Exchange Feature

 As a shareholder of the Growth and Income Portfolio or the Bond Portfolio, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

 This exchange may or may not have potential tax consequences for the shareholder. Shareholders should consult their tax or financial advisers before exchanging their shares under this option.

Automatic Withdrawals

 Shareholders may authorize automatic withdrawals from their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment.

Account Statements

 A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

                                 SHARE PRICE

 Each Fund's share price, also called net asset value, is determined as of 4:00 p.m., Eastern time every day the New York Stock Exchange is open. Each Fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the net asset value next determined after your investment is received and accepted.

                                SELLING SHARES

 Shares are credited to your account and certificates are not issued unless you request them by writing. Shares of the Funds are redeemable through the Funds at net asset value. Shareholders may sell (redeem) their shares, by tendering a request in proper form, at the offices of the Funds, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, California 94120. Proper tender of shares requires a written request for redemption and, if the shareholder has received certificates for its shares, the deposit of the stock certificates. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

 The Funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. (See "Share Price.") Because the Funds' net asset values fluctuate, reflecting the market value of the Funds' portfolios, the amount a shareholder receives for shares sold may be more or less than the amount paid for them.


                                 ENDOWMENTS

                                  One Market
                           Steuart Tower, Suite 1800
                                 P.O. Box 7650
                        San Francisco, California 94120
                                 (415) 421-9360

                                     Part B

                      Statement of Additional Information

                                __________, 1998

 Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, the Growth and Income Portfolio and the Bond Portfolio (collectively, the "Funds").

 This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments dated __________, 1998. The Prospectus may be obtained free of charge by writing to the Funds' Secretary at the above address or calling the Funds at (415) 421-9360.

                            TABLE OF CONTENTS
                                                               Page No.
         About Endowments                                         1
         Description of Certain Securities                        2
         Fundamental Policies and Investment Restrictions         6
         Management of the Trust                                  8
         Dividends, Distributions and Federal Taxes              13
         Purchase of Shares                                      16
         Execution of Portfolio Transactions                     17
         Redemption of Shares                                    18
         General Information                                     19
         Investment Results                                      19
         Appendix                                                28


                                ABOUT ENDOWMENTS

 Endowments is a business trust organized under the laws of the state of Delaware on May 14, 1998 with two separate series, the Growth and Income Portfolio and the Bond Portfolio. The Growth and Income Portfolio was formerly known as Endowments, Inc. and was organized as a Delaware corporation. The Bond Portfolio was formerly known as Bond Portfolio for Endowments, Inc. and was organized as a separate Delaware corporation. Endowments, Inc. and the Bond Portfolio for Endowments, Inc. were reorganized as separate series of Endowments on July 31, 1998 with all of the assets of each predecessor fund transferred to the Growth and Income Portfolio and the Bond Portfolio, respectively.

                       DESCRIPTION OF CERTAIN SECURITIES

BOND PORTFOLIO

 The Fund has no current intention (at least during the next 12 months) of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or equivalent securities that are not rated. The Fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security). The Fund, however, has no current intention of holding more than 5% of its net assets in junk bonds. Junk bonds are subject to greater fluctuations in value than are higher rated securities because the values of these securities tend to reflect short-term corporate and market developments and investor perceptions of the issuers' credit quality to a greater extent.

 FORWARD COMMITMENTS - The Fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

 As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The Fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The Fund also may enter into "dollar roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The Fund intends to treat dollar roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the Fund does not intend to enter into dollar roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940, as amended (the "1940 Act").

 REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the Fund and its commitment to repurchase the security at a specified time and price. The Fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Fund. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. As the Fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

 WARRANTS AND RIGHTS - In addition, the Fund may only acquire warrants or rights, which are issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a stated amount of common stock or additional bonds to be exercised at a specified price. At the time the warrant is issued, the exercise price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The Fund may also acquire rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

GROWTH AND INCOME PORTFOLIO

 REPURCHASE AGREEMENTS - Although the Fund has no current intention in doing so, the Fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Investment Adviser. The Fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the Fund may be delayed or limited.

 CURRENCY TRANSACTIONS - Although the Fund has no current intention to do so, the Fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Fund will involve the purchase or sale of a currency against the U.S. dollar. The Fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the Fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the Fund.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO

 BOND RATINGS - The Growth and Income Portfolio may invest in debt securities which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company, the Fund's investment adviser ("CRMC" or the "Investment Adviser"). The Bond Portfolio invests in bonds and debentures (including straight debt securities), which are rated in the top four quality categories by any national rating service (or determined to be equivalent by CRMC). The top four rating categories for S&P and Moody's are described in the Appendix to this Statement of Additional Information.

 CASH AND CASH EQUIVALENTS - Each Fund may invest in cash or cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

 FUTURES CONTRACTS AND OPTIONS - Although the Funds have no current intention to do so, (at least during the next 12 months), the Funds may purchase and sell options and futures contracts and related options on securities, securities indexes and foreign currencies, as consistent with the Funds' investment objectives.

 Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

 The Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. The Funds may also enter into contracts for the purchase or sale for future delivery of foreign currencies. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of assets determined to be liquid in accordance with procedures adopted by the Trustees of the Trust, or will otherwise cover its position in accordance with applicable requirements of the SEC.

 In addition, the Funds may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock or bond indices. The Funds may also purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage the Funds' exposure to changes in dollar exchange rates. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.

 A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, regardless of the market price of the security.

 The use of derivative instruments such as futures and options exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

 As stated above, when a Fund invests in a derivative instrument, it may be required to segregate assets determined to be liquid, in accordance with procedures adopted by the Trustees of the Trust, to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

 All futures transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission pursuant to which the Funds are exempt from regulation as commodity pools. Successful use of futures and options is subject to special risk considerations.

 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objective of the Fund. Major changes in economic conditions could necessitate substantial portfolio turnover. Such turnover will normally consist of shifts in grade, types of issuers, and maturity composition of the Fund's securities in order to preserve principal and maintain current income. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. A Fund's portfolio turnover rate would equal 100% if each security in either Fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the Growth and Income Portfolio's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for the Growth and Income Portfolio's other securities will not exceed 100% on an annual basis. The Bond Portfolio's portfolio turnover is not expected to exceed 100% and was 22.18% as of July 31, 1997.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The Trust has adopted certain fundamental policies and investment restrictions for the Funds which cannot be changed without shareholder approval. The Funds' primary investment objectives described in the Prospectus and the following fundamental investment restrictions require shareholder approval to be changed. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.) The following are the Funds' fundamental investment restrictions:

 1. A Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

 2. A Fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a Fund's total assets would be on loan to third parties.

 3. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

 4. A Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Funds, subject to restrictions described in the Funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 5. A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

 6. A Fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

 7. A Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8. A Fund may not engage in the business of underwriting securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  The following investment policies of the Funds and all other policies described in the Funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the Trust's Board of Trustees. The following nonfundamental policies apply to both Funds:

1. The Funds may not invest in other companies for the purpose of exercising control or management.

2.   The Funds may not purchase puts, calls or hedges.

3. The Funds may not invest in securities of other investments companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to the Growth and Income Portfolio only:

1. The Fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to the Bond Portfolio only:

1. The Fund may not invest more than 15% of its total assets in securities that are not readily marketable.

  Restricted securities are treated as not readily marketable by the Funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the Trust's Board of Trustees.

                            MANAGEMENT OF THE TRUST

 The Trust is managed by its Board of Trustees. The Trustees and officers of the Trust are listed below. Their affiliations over the last five years are
set forth below.    An asterisk (*) has been placed next to the name of each
Trustee who is an "interested person" as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Trust, its Investment Adviser, or otherwise.

                              OFFICERS AND TRUSTEES
             (with their principal occupations for the past five years#)

                                      TRUSTEES
 (and the organization for which they serve as designated representative ++)

 ROBERT B. EGELSTON*, 333 South Hope Street, Los Angeles, CA 90071, Age: 67. Chairman of the Board. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.

 FRANK L. ELLSWORTH*, 333 South Hope Street, Los Angeles, CA 90071, Age: 55. President and Trustee. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California; Designated
Representative:  Independent Colleges of Southern California.

 STEVEN D. LAVINE, 24700 McBean Parkway, Valencia, CA 91355, Age: 51. Trustee. President, California Institute of the Arts; Designated Representative:
California Institute of the Arts.

 PATRICIA A. McBRIDE, 4933 Mangold Circle, Dallas, TX 75229, Age: 55. Trustee. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.; Designated
Representative: Madison Foundation.





 GAIL L. NEALE, 154 Prospect Parkway, Burlington, VT 05401, Age: 63. Trustee. President, The Lovejoy Consulting Group, Inc.; Designated Representative:
Shelburne Farms.

 CHARLES R. REDMOND, Times Mirror Square, Los Angeles, CA 90053, Age: 71. Trustee. Former Chairman, Pfaffinger Foundation and former President and Chief Executive Officer, Times Mirror Foundation; Designated Representative: Loyola Marymount University.

 THOMAS E. TERRY*, 333 South Hope Street, Los Angeles, CA 90071, Age: 60. Trustee. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994); Designated Representative: Citizens' Scholarship Foundation of America.

 ROBERT C. ZIEBARTH, P.O. Box 2156, Ketchum, ID 83340, Age: 61. Trustee. Management Consultant, Ziebarth Company; Designated Representative: Foundation for Reproductive Research & Education.

 The Trust does not pay the Trustees any retainers or compensation for their services, although the Trust does reimburse the Trustees for their expenses incurred to attend meetings. The Trust does not pay any other remuneration to its officers or trustees, and have no bonus, profit sharing, pension or retirement plan.

                                    OFFICERS

NAME AND ADDRESS                       AGE        POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
                                                  WITH REGISTRANT         DURING PAST 5 YEARS#

Robert G. O'Donnell                    53         Senior Vice             Senior Vice President
P.O. Box 7650                                     President               and Director, Capital
San Francisco, CA 94120                                                   Research and Management
                                                                          Company

Abner D. Goldstine                     67         Senior Vice             Senior Vice President
11100 Santa Monica Blvd.                          President               and Director, Capital
Los Angeles, CA 90025                                                     Research and Management
                                                                          Company

Claudia P. Huntington                  45         Vice President          Vice President, Capital
333 South Hope Street                             (Growth and             Research and Management
Los Angeles, CA 90071                             Income                  Company
                                                  Portfolio)

John H. Smet                           41         Vice President          Vice President, Capital
11100 Santa Monica Blvd.                          (Bond Portfolio)        Research and Management
Los Angeles, CA 90025                                                     Company

Patrick F. Quan                        39         Secretary               Vice President, Fund
P.O. Box 7650                                                             Business Management
San Francisco, CA 94120                                                   Group, Capital Research
                                                                          and Management Company

Lisa G. Hathaway                       35         Assistant Vice          Assistant Vice
333 South Hope Street                             President               President, Fund Business
Los Angeles, CA 90071                                                     Management Group,
                                                                          Capital Research and
                                                                          Management Company

Mary C. Hall                           39         Treasurer               Senior Vice President,
135 South State College Blvd.                                             Fund Business Management
Brea, CA 92821                                                            Group, Capital Research
                                                                          and Management Company

Robert P. Simmer                       36         Assistant               Vice President, Fund
5300 Robin Hood Road                              Treasurer               Business Management
Norfolk, VA 23513                                                         Group, Capital Research
                                                                          and Management Company


_________________
 # Positions within the organizations listed may have changed during this period.

  * An "interested person" of the funds within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of his affiliation with Capital Research and Management Company, the Funds' investment adviser.

 All of the officers listed are officers or employees of the Investment Adviser or affiliated companies.

 All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride
- Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Girl Scout Council, Inc., McDermott Foundation, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - The Flynn Theater, The JL Foundation, National Advisory Council, Hampshire College, Origami Society of America, Shelburne Farms, The Vera Institute of Justice; Thomas E. Terry - Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Opera, Inc., National Football Scholarship Foundation; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Loyola Marymount University, The Music Center of Los Angeles County, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

 California Institute of the Arts owns ___% of the voting securities of the Bond Portfolio. There are no other shareholders of the Funds who own more than 25% of the voting securities of either Fund.

 INVESTMENT ADVISER - Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $150 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreements) between the Trust and the Investment Adviser, on behalf of the Fund, dated ______, 1998, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act). The Agreement is identical except for conforming changes as the Investment Advisory and Service Agreements entered into by the Funds in 1975 before their reorganization as separate series of a Delaware business trust.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The Trust pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the Funds.

 Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of each Fund's net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.

 The Agreement provides for an advisory fee reduction to the extent that a Fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the Fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

 The Investment Adviser has agreed with the Trust to voluntarily waive management fees to the extent that a Fund's annual operating expenses exceed 0.75% of its average net assets per annum. There can be no assurance that this voluntary fee waiver will continue in the future.

 During the years ended July 31, 1997, 1996 and 1995, the investment adviser received from Endowments, Inc. advisory fees of $276,008, $300,818, and $273,381, and from Bond Portfolio for Endowments advisory fees of $177,223, $214,202, and $223,573, respectively.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds' shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Funds' shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

 The Trust (including each Fund) intends each year to qualify and elect to be treated as a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the Trust distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify as a "regulated investment company," a Fund must (a) in each taxable year, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The Funds also intend to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than the end of January of the following year.





 Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent substantially identical shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The Funds may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

 The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Funds receive a so-called "excess distribution" with respect to PFIC stock, the Funds itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Funds to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. The Funds will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

 The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

 Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

 If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

 Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

 Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

 Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

 Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

 Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

 Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The foregoing is limited to a summary of federal income taxation and should not be viewed as a comprehensive discussion of all tax considerations relevant to investors. Dividends and capital gain distributions may also be subject to state, foreign or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

 The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

 PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading of the New York Stock Exchange on the next business day. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the Funds' portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of other funds served by the Investment Adviser. The Funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Funds will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1997, 1996 and 1995, amounted to $61,000, $52,000, and $38,000 for Endowments, Inc. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio for Endowments, Inc.

BOND PORTFOLIO

 The Fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the Fund. During the last fiscal year, Merrill Lynch, Pierce, Fenner & Smith, Inc. was among the top 10 dealers that acted as principals in portfolio transactions. The Fund held debt securities issued by Merrill Lynch in the amount of $376,000 as of the close of its most recent fiscal year.

                              REDEMPTION OF SHARES

 For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either Fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

 Although they would not normally do so, the Funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the Board of Trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems Fund shares, and is given by the Fund a proportionate amount of the Fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the Funds, including proceeds from the sale of shares of the Funds and of securities in the Funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the Trust's independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the Trust to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Semi-Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

 COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

 REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the Funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Trustees of the Trust.

 The financial statements including the investment portfolio and the Report of Independent Auditors contained in the Semi-Annual Report are included in this statement of additional information.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions.

 REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust.

                               INVESTMENT RESULTS

 Endowments' yield was 2.51% and Bond Portfolio for Endowments' yield was 5.96% based on a 30-day (or one month) period ended July 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.
           (Endowments and Bond Portfolio for Endowments do not have a sales charge.)

 Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +38.40%, +16.01% and +13.35%, respectively. Bond Portfolio for Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +10.83%, +6.96% and +9.28%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Trustees; and (2) a complete redemption at the end of any period illustrated.

 The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

 The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The funds may refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

           Growth and Income Portfolio vs. Various Unmanaged Indices

10-Year      Growth    DJIA/1/    S&P 500/2/     Lipper Growth
8/1 -  7/31  and                                 and Income/3/
             Income
             Portfolio



1987 - 1997   +251%      +336%      +303%          +252%

1986 - 1996   +204       +330       +269           +220

1985 - 1995   +238       +391       +306           +255

1984 - 1994   +271       +385       +327           +290

1983 - 1993   +260       +333       +294           +249

1982 - 1992   +411       +528       +478           +381

1981 - 1991   +325       +392       +343           +290

1980 - 1990   +326       +392       +344           +301

1979 - 1989   +379       +409       +416           +387

1978 - 1988   +328       +308       +326           +329

1977 - 1987   +384       +388       +417           +412

1976 - 1986   +329       +208       +271           +301

1975 - 1985   +335       +177       +250           +287

1975# - 1985   +333       +177       +248           +287



                  Bond Portfolio vs. Various Unmanaged Indices

                                   Lehman            Lipper Average of

10-Year                            Brothers          Corporate A-Rated

8/1 -  7/31      Bond Portfolio    Aggregate/4/      Debt Funds/5/



1987 - 1997      +143%             +139%             +135%

1986 - 1996      +129              +126              +119

1985 - 1995      +161              +160              +148

1984 - 1994      +191              +193              +178

1983 - 1993      +219              +218              +201

1982 - 1992      +254              +251              +232

1981 - 1991      +253              +269              +233

1980 - 1990      +204              +217              +188

1979 - 1989      +195              +201              +184

1978 - 1988      +178              +178              +164

1977 - 1987      +157              +164              +151

1976 - 1986      +178              +181              +168

1975 - 1985      +157              N/A               +158

1975# - 1985     +158              N/A               N/A


________________
#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                      . . . and had taken

invested                                       all dividends and

$50,000                                        capital gain

in Growth and                                  distributions

Income                                         in shares, your

Portfolio this                                 investment would

many                                           have been worth

years ago...                                   this much at

                                               7/31/97



Number        Periods

of Years      8/1  - 7/31                      Value



1             1996 - 1997                      $69,199

2             1995 - 1997                      78,344

3             1994 - 1997                      92,894

4             1993 - 1997                      95,467

5             1992 - 1997                      105,060

6             1991 - 1997                      121,600

7             1990 - 1997                      139,878

8             1989 - 1997                      145,650

9             1988 - 1997                      179,471

10            1987 - 1997                      175,330

11            1986 - 1997                      210,593

12            1985 - 1997                      264,439

13            1984 - 1997                      344,935

14            1983 - 1997                      343,762

15            1982 - 1997                      536,330

16            1981 - 1997                      516,604

17            1980 - 1997                      595,306

18            1979 - 1997                      697,857

19            1978 - 1997                      769,045

20            1977 - 1997                      847,981

21            1976 - 1997                      902,945

22            1975#- 1997                      1,146,270


#  From July 26, 1975

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                      . . . and had taken

invested                                       all dividends and

$50,000                                        capital gain

in Bond                                        distributions

Portfolio this                                 in shares, your

many                                           investment would

years ago...                                   have been worth

                                               this much at

                                               7/31/97

Number        Periods

of Years      8/1  - 7/31                      Value



1             1996 - 1997                      $55,413

2             1995 - 1997                      58,877

3             1994 - 1997                      63,572

4             1993 - 1997                      62,654

5             1992 - 1997                      70,011

6             1991 - 1997                      83,093

7             1990 - 1997                      92,049

8             1989 - 1997                      98,359

9             1988 - 1997                      111,818

10            1987 - 1997                      121,453

11            1986 - 1997                      126,814

12            1985 - 1997                      153,398

13            1984 - 1997                      185,059

14            1983 - 1997                      199,782

15            1982 - 1997                      247,638

16            1981 - 1997                      293,217

17            1980 - 1997                      279,795

18            1979 - 1997                      290,179

19            1978 - 1997                      310,440

20            1977 - 1997                      312,715

21            1976 - 1997                      351,971

22            1975#- 1997                      395,088


#  From July 26, 1975

   Illustration of a $50,000 investment in Growth and Income Portfolio with dividends reinvested and capital gain distributions taken in shares
            (for the period July 26, 1975 through July 31, 1997)

                COST OF SHARES                               VALUE OF SHARES

Year                                       Total                          From             From
Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total
July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value


  1975#    $      0        $      0        $50,000        $49,769         $   0            $     0          $49,770

1976       2,408           2,408           52,408         60,781          0                2,695            63,476

1977       2,454           4,862           54,862         62,331          0                5,259            67,590

1978       2,899           7,761           57,761         65,910          0                8,615            74,525

1979       3,511           11,272          61,272         69,263          0                12,868           82,131

1980       4,322           15,594          65,594         77,021          0                19,256           96,277

1981       6,326           21,920          71,920         79,847          4,739            26,356           110,942

1982       7,869           29,789          79,789         64,678          13,443           28,739           106,860

1983       6,722           36,511          86,511         96,477          20,052           50,197           166,726

1984       7,502           44,013          94,013         83,847          31,536           50,774           166,157

1985       9,036           53,049          103,049        95,601          53,303           67,832           216,736

1986       10,623          63,672          113,672        104,971         81,000           86,184           272,155

1987       12,851          76,523          126,523        104,222         123,158          99,505           326,885

1988       15,733          92,256          142,256        88,382          130,787          100,178          319,347

1989       17,918          110,174         160,174        96,368          167,745          129,388          393,501

1990       22,799          132,973         182,973        89,440          178,016          142,283          409,739

1991       21,836          154,809         204,809        94,623          202,831          173,872          471,326

1992       20,318          175,127         225,127        96,580          249,826          199,127          545,533

1993       21,415          196,542         246,542        97,479          279,694          223,176          600,349

1994       22,417          218,959         268,959        90,868          296,050          230,062          616,980

1995       22,961          241,920         291,920        95,522          369,066          266,973          731,561

1996       25,984          267,904         317,904        98,431          428,636          301,171          828,238

1997       25,982          293,886         343,886        119,852         629,560          396,858          1,146,270


# From July 26, 1975

The dollar amount of capital gain distributions during the period was $473,360.



        Illustration of a $50,000 investment in Bond Portfolio with dividends reinvested and capital gain distributions taken in shares
              (for the period July 26, 1975 through July 31, 1997)

           COST OF SHARES                                  VALUE OF SHARES

Year                                       Total                          From             From
Ended      Annual          Dividends       Investment     From Initial    Capital Gains    Dividends        Total
July 31    Dividends       (cumulative)    Cost           Investment      Reinvested       Reinvested       Value

1975#      $      0        $    0          $50,000        $50,065         $     0          $    0           $50,064

1976       3,466           3,466           53,466         52,455          0                3,668            56,123

1977       4,395           7,861           57,861         54,854          0                8,315            63,169

1978       4,798           12,659          62,659         51,161          0                12,472           63,633

1979       5,595           18,254          68,254         50,165          0                17,913           68,078

1980       7,331           25,585          75,585         46,568          0                24,036           70,604

1981       7,990           33,575          83,575         39,235          0                28,137           67,372

1982       9,678           43,253          93,253         40,739          0                39,032           79,771

1983       10,518          53,771          103,771        45,384          0                53,497           98,881

1984       11,193          64,964          114,964        43,796          0                62,950           106,746

1985       12,231          77,195          127,195        47,570          0                81,205           128,775

1986       13,557          90,752          140,752        52,296          0                103,480          155,776

1987       13,829          104,581         154,581        50,040          0                112,609          162,649

1988       13,553          118,134         168,134        48,557          5,210            122,900          176,667

1989       15,800          133,934         183,934        50,630          5,433            144,778          200,841

1990       17,213          151,147         201,147        49,693          5,332            159,584          214,609

1991       19,146          170,293         220,293        50,432          5,411            181,896          237,739

1992       20,570          190,863         240,863        55,202          5,923            221,039          282,164

1993       22,376          213,239         263,239        55,827          12,805           246,660          315,292

1994       22,971          236,210         286,210        47,876          29,925           232,942          310,743

1995       23,564          259,774         309,774        47,762          31,232           256,528          335,522

1996       25,003          284,777         334,777        47,223          30,879           278,391          356,493

1997       26,094          310,871         360,871        48,756          31,882           314,450          395,088



# From July 26, 1975

The dollar amount of capital gain distributions during the period was $33,339.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.
                                    APPENDIX

 Standard & Poor's Ratings Services:

 "Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

"Debt rated $BBB' has an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 S&P applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a) Included in Prospectus Part A:
    Financial Highlights
   Included in Statement of Additional Information Part B:
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

  (b) Exhibits
   (1) (a) Certificate of Trust filed May 14, 1998
    (b) Trust Instrument dated May 14, 1998
   (2) By-Laws
   (3) Not Applicable
   (4) Not Applicable
   (5) Form of Investment Advisory and Service Agreement between Endowments (on behalf of the Growth and Income Portfolio and the Bond Portfolio) and Capital Research and Management Company*
   (6) Not Applicable
   (7) Not Applicable
   (8) Form of Custody Agreement between Endowments (on behalf of the Growth and Income Portfolio and the Bond Portfolio) and Capital Research and Management Company*
(9) Form of Transfer Agency Agreement between Endowments and American Funds Service Company*
(10) (i) Opinion of Counsel*
    (ii) Consent of Counsel*
   (11) Consent of Independent Auditors*
   (12) Not Applicable
   (13) Subscription Agreement*
   (14) Not Applicable
   (15) Not Applicable
   (16) Calculation of Performance Data*
(17) Financial Data Schedule*
   (18) Not Applicable

* To be filed by amendment.

Item 25. Persons Controlled by or Under Common Control with Registrant

  No person is controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities

  As of _______, 1998, there were ___ record holders of shares of beneficial interest of the Growth and Income Portfolio. As of ______, 1998, there were ___ record holders of shares of beneficial interest of the Bond Portfolio.

Item 27. Indemnification

  Registrant is insured under an Investment Adviser/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser

None.

Item 29. Principal Underwriter

(a) Not Applicable
  (b) Not Applicable
  (c) Not Applicable

Item 30. Location of Accounts and Records

  Accounts, books and other records required by Rules 31a-1 and 31a-2 of the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the Trust's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Item 31. Management Services

  Not Applicable

Item 32. Undertakings

  (a) Not Applicable
  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.
  (c) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles in the State of California on the 14th day of May, 1998.

      ENDOWMENTS
      By: /s/ Patrick F. Quan
       Patrick F. Quan

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on May 15, 1998 by the following persons in the capacities indicated.

         Signature                                                 Title
(1)      Principal Executive Officer:
         /s/ Frank L. Ellsworth                                     President
         (Frank L. Ellsworth)
(2 )     Principal Financial Officer and
         Principal Accounting Officer:
         /s/ Mary C. Hall                                          Treasurer
         (Mary C. Hall)
(3)      Trustees:
         /s/ Robert B. Egelston
         Robert B. Egelston                                        Chairman
         Steven D. Lavine*                                         Trustee
         Patricia A. McBride*                                      Trustee
         Gail L. Neale*                                            Trustee
         Charles R. Redmond*                                       Trustee
         Thomas E. Terry*                                          Trustee
         Robert C. Ziebarth*                                       Trustee

*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact